UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securiites Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 5, 2004

                            Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

          California                    0-11113                 95-3673456
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
       of incorporation)                                  Identification Number)

 1021 Anacapa Street, Santa Barbara, CA                          93101
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Item 5.         Other Events
-------         ------------

On May 5, the Registrant announced that the Board of Directors of Pacific Capital Bancorp (DASDAQ: PCBC) had approved a 4-for-3 stock split in the form of a dividend to its common shareholders. The shares to be issued in the split are payable June 8, 2004 to shareholders of record on May 25, 2004.

Item 7(c) Exhibits

        Exhibit Number          Description of Exhibit
        --------------          ----------------------

        Pacific Capital Bancorp press release dated May 11, 2004


                                   Signature

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Pacific Capital Bancorp

Date: May 11, 2004                              /s/Donald Lafler
                                                ----------------
                                                Donald Lafler
                                                Executive Vice President and
                                                Chief Financial Officer


                                 Exhibit Index

Exhibit Number          Description of Exhibits
--------------          -----------------------
    99.1                Pacific Capital Bancorp press release dated May 11,
                        2004 announcing a 4-for-3 stock split.